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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2000



                          DLJ Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)
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           Delaware                  333-75921              13-3460894
         ----------------            ---------           ----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

         277 Park Avenue,
         New York, New York                                     10172
         ------------------------------                        --------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 892-3000
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                                       -2-


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:



                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.                      Description
-----------       -----------                      -----------

     1                   23               Consent of Independent Accountants





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                                       -3-


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            DLJ MORTGAGE ACCEPTANCE CORP.

                                            By:   /s/ Helaine Hebble
                                                  ---------------------------
                                            Name:     Helaine Hebble
                                            Title:    Senior Vice President




Dated: September 28, 2000



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                                INDEX TO EXHIBITS



         Exhibit No.            Description                               Page
         -----------            -----------                               ----

               23        Consent of PriceWaterhouseCoopers L.L.P.            5